Exhibit 10.34

AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

        THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (the "Agreement"),
is made and entered into effective as of this 4th day of October, 1999 by
PORTOLA COMPANY IV LLC, a Delaware limited liability company ("Pledgor"), in favor of PORTOLA PACKAGING, INC., a Delaware corporation ("Services
Provider").

                           R E C I T A L S

        Pledgor and Services Provider entered into that certain Stock
Pledge Agreement effective as of September 17, 1999.

        Pledgor and Services Provider desire to amend and restate said
Stock Pledge Agreement to provide for a partial release of the Pledged
Securities (as defined below) under the circumstances specified herein.

        NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                          A G R E E M E N T

        1.      Definitions.  Whenever the following terms are used
herein, they shall be defined as follows:

                1.1     "Agreement" or "this Agreement" shall mean and
include all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                1.2     "Collateral" shall mean and include all of the
Pledged Securities, together with all proceeds thereof and all cash, additional securities and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities.

                1.3     "Commission" shall mean the Securities and
Exchange Commission, or any other federal agency then administering the
Securities Act.

                1.4     "Event of Default" shall mean any of the events
listed in Section 6.1 of this Agreement.

                1.5     "Note" shall mean the Variable Rate Note dated as
of July 1, 1999 in the principal amount of $3,500,000 issued by SHS to
Services Provider.

                1.6     "Obligations" shall mean and include all
liabilities, obligations, covenants and duties owing to Services Provider by Pledgor arising under this Agreement and the Note.  The term also includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and other sums chargeable to Pledgor under this Agreement or under the Note.

                1.7     "Pledged Securities" shall mean the shares of Class
B Common Stock of Services Provider initially pledged to Services
Provider hereunder as set forth on Exhibit "A" attached hereto, together with all other securities from time to time pledged to Services Provider by Pledgor pursuant to the terms and conditions hereof.

                1.8     "Release and Assumption Agreement"  shall mean that
agreement dated the date hereof by and among Pledgor, SHS and Services
Provider pursuant to which Pledgor is assuming SHS's obligations to
Services Provider under the Note.

                1.9     "Securities Act" shall mean the Securities Act of
1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same may from time to time be in effect.

                1.10    "Securities Laws" shall mean the Securities Act,
the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, together with any and all applicable state blue sky laws and laws of foreign countries regulating the issuance, sale or transfer of securities, all as the same may from time to time be in effect.

                1.11    "SHS"  shall mean Sand Hill Systems, Inc., a
Delaware corporation.

        2.      Pledge.  To induce Services Provider to enter into the
Release and Assumption Agreement and in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by Services Provider to or for Pledgor's account, whether pursuant to the Release and Assumption Agreement or otherwise, all of which will inure to Pledgor's direct benefit, Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to Services Provider a security interest in all of the Collateral now or hereafter owned by Pledgor as security for the payment and performance when due of the Obligations; TO HAVE AND TO HOLD the Collateral, together with all rights, title, interests, powers, privileges and preferences pertaining or incidental thereto, unto Services Provider, its successors and assigns forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

        3.      Representations, Warranties and Covenants Regarding
Collateral.  Pledgor hereby represents, warrants and covenants to
Services Provider that:

                3.1     Due Authorization, Etc.  The execution, delivery
and performance of this Agreement, the creation of the liens and security interests and the delivery to Services Provider of the Collateral provided for hereunder are within Pledgor's corporate power, have been duly authorized by all necessary or proper corporate action, are not in contravention of any provision of law or of any agreement or indenture by which Pledgor is bound, or of Pledgor's Certificate of Formation or
Company Agreement, and do not require the consent or approval of any governmental body, agency, authority or other person or entity, which has not been obtained and a copy thereof furnished to Services Provider.

                3.2     Valid and Binding Obligation.  This Agreement
constitutes Pledgor's valid and legally binding obligation, enforceable in accordance with its terms, except as enforceability thereof may be limited under general principles of equity (regardless of whether the issue of such enforceability is considered in a proceeding in equity or at law) or by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

                3.3     Title to Collateral.  Pledgor is the legal and
equitable owner of, and has the complete and unconditional authority to pledge, the Collateral and holds the same free and clear of all liens, charges, encumbrances and security interests except those in favor of
Services Provider granted hereunder, and will defend its title thereto against the claims of all persons whomsoever.

                3.4     Status of Pledged Securities.  All of the Pledged
Securities are duly authorized, validly issued, fully paid and non-assessable.

                3.5     Pledge of Existing Securities and Property.  Upon
execution and delivery of this Agreement, Pledgor shall deliver to
Services Provider certificates evidencing all of the Pledged Securities, accompanied by executed stock powers (in the form of Exhibit "B" attached hereto) or other suitable assignments in blank, and by such other instruments or documents as Services Provider or its counsel may reasonably request.

                3.6     Pledge of Future Securities and Property.  Except
as provided in Section 4.1 hereof, Pledgor will cause any additional
Pledged Securities or property constituting the Collateral issued to or received by it, whether for value paid by it or otherwise, to be forthwith deposited and pledged with Services Provider, in each case accompanied by instruments of assignment duly executed in blank by
Pledgor substantially the same as those required by Section 3.5.

                3.7     No Liens or Security Interests.  Pledgor will not
permit any lien, claim, charge, security interest or encumbrance to exist with respect to the Collateral hereafter, other than those in favor of
Services Provider and liens for taxes not yet due and payable.

                3.8     Disposition of Collateral.  Pledgor will not sell,
exchange, hypothecate, pledge, assign, convey, mortgage or abandon any
Collateral without Services Provider's prior written consent.

                3.9     Payment of Taxes and Charges.  Pledgor will pay all
taxes, assessments and charges levied, assessed or imposed upon the
Collateral before the same become delinquent or become liens upon any of the Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

                3.10    Further Acts.  Pledgor agrees to perform all acts
and do all things which Services Provider may request, now or hereafter, to evidence, preserve or protect the creation, attachment or perfection of the security interests herein granted to Services Provider.

                3.11    Services Provider's Right to Take Action.  In the
event that Pledgor fails or refuses to perform any of its obligations set forth herein, Services Provider shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same, and any sums paid by Services Provider, or the cost thereof, including without limitation, attorneys' fees, shall constitute secured Obligations and be payable, with accrued interest thereon, as provided for in the
Release and Assumption Agreement.

                3.12    No Obligation by Services Provider.  Pledgor
acknowledges and agrees that nothing contained herein shall obligate
Services Provider or impose a duty upon Services Provider to assume any duties or obligations of Pledgor with respect to any of the Collateral.

        4. Dividends, Etc.

                4.1     Right to Receive Dividends, Etc.  For so long as no
Event of Default exists hereunder, Pledgor shall have the right to receive cash dividends declared and paid by PPI with respect to the
Collateral.  Any and all stock or liquidating dividends, other distributions in property, returns of capital or other distributions made on or in respect of Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of PPI, received in exchange for the Collateral or any part thereof or received as a result of any merger, consolidation, acquisition or other exchange of assets to which PPI is a party or otherwise shall be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall
(unless waived by Services Provider) forthwith be delivered to Services
Provider, to be held subject to the terms of this Agreement.

                4.2     Possession of the Collateral, Etc.  Services
Provider may hold any of the Collateral, endorsed or assigned in blank, and may use the Collateral for the purpose of making denominational exchanges or registrations or transfers or for such other purpose in furtherance of this Agreement as Services Provider may deem desirable.

                4.3     Termination of Right to Receive Dividends.  Upon
the occurrence and during the continuance of any Event of Default, all of
Pledgor's rights to receive any cash dividends pursuant to Section 4.1 hereof shall cease, and all such rights shall thereupon become vested in
Services Provider, which shall have the sole and exclusive right to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section 4.1 hereof.  In such event, Pledgor shall pay over to Services Provider any dividends received by Pledgor with respect to the Collateral, and any and all money and other property paid over to or received by Services Provider pursuant to the provisions of this Section 4.3 shall be retained by Services Provider as Collateral hereunder and shall be applied in accordance with the provisions hereof.

        5.      Voluntary Prepayment; Release of Pledged Securities.
Pledgor shall have the right but not the obligation to prepay, including, but not limited upon, the occurrence of an Event of Default under Section
7 hereof, all or any portion of the principal and interest due on the
Note, by delivering to Services Provider cash in an amount equal to the amount of principal and interest thereon being prepaid on the Note, provided that the amount of principal being prepaid on the Note
(calculated before the addition to principal of accrued interest on such principal amount) must equal or exceed Twenty-Five Thousand Dollars
($25,000).  Notwithstanding anything to the contrary contained in the
Note, the prepayment shall be applied first to accrued interest on the amount of principal being prepaid on the Note pursuant to this Section 5, and then to the principal amount being prepaid on the Note pursuant to this Section 5, which amount shall include any accrued interest on the principal amount being prepaid that has been added to principal under the
Note.  Services Provider and Pledgor hereby agree that upon payment to
Services Provider of any prepayment on the Note made by Pledgor under this Section 5, Services Provider shall release its security interest in that number of shares of the Pledged Securities that is equal to the amount of principal being prepaid hereunder (before the addition to principal of accrued interest on such principal amount), divided by the number seven (7).  Services Provider further agrees to execute and/or deliver to Pledgor any documents or instruments reasonably requested by
Pledgor to effectuate such release of the Pledged Securities. In the event of any such prepayment, Exhibit "A" to this Agreement shall be amended accordingly and Pledgor shall execute and deliver to Services
Provider an Assignment Separate from Certificate duly executed in blank, in the form attached hereto as Exhibit "B," covering such lesser number of shares of Pledged Securities.

        6.      Mandatory Prepayment.  Upon receipt by Pledgor of any
cash dividends, distributions and other payments on or with respect to the shares of Common Stock of SHS or any cash proceeds from the sale, transfer or other disposition of shares of Common Stock of SHS, the Note shall be automatically accelerated as to that amount of accrued interest and unpaid principal that is equal to the amount of such cash dividends, distributions or other proceeds, and Pledgor hereby covenants and agrees that upon its receipt of any cash dividends, distributions and other payments on or with respect to the shares of Common Stock of SHS or any cash proceeds from the sale, transfer or other disposition of shares of
Common Stock of SHS, Pledgor shall promptly apply the full amount of any such payments and proceeds to prepayment of the Note until such time as the Note is paid in full.  Services Provider and Pledgor hereby agree that each prepayment on the Note made by Pledgor hereunder shall be applied first to accrued and unpaid interest and thereafter to payment of principal.

        7.      Events of Default; Remedies.

                7.1     Default.  Each of the following shall constitute an Event
of Default hereunder:

                7.1.1   if any of the Collateral shall be attached or
levied upon or seized in any legal proceedings, or held by virtue of any lien or distress; or

                7.1.2 subject to Section 7.1.3 below, if Pledgor shall
                       materially breach any material covenant,
                       representation or warranty set forth herein or in
                       the Note (the foregoing subject to a ten (10) day
                       cure period or such other period as is specified
                       in the applicable agreement or provision); or

                7.1.3 the occurrence of any event of default under the
                       Note.

                7.2     Services Provider's Rights and Remedies.  Upon the
occurrence of any Event of Default and during the continuance thereof:
                7.2.1   Services Provider shall thereupon have, in
addition to all other rights provided herein and in the Note, the rights and remedies of a secured party under the Uniform Commercial Code of the
State of California and, further, Services Provider may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (i) apply any cash dividends received by Services Provider pursuant to Section 4.3 hereof to the Obligations, and (ii) if following such application there remains outstanding any of the Obligations, sell the remaining Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as Services Provider shall deem appropriate.  Services Provider shall be authorized at any such sale (if on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Services Provider shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on Pledgor's part, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted.

                7.2.2   Services Provider agrees to give written notice
to Pledgor in the manner specified in Section 11.11 hereof not less than ten (10) business days prior to the date of the disposition of the
Collateral subject to the security interest created herein at any such public sale or sale at any broker's board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Collateral will be made, and Pledgor agrees that (i)
such notice, if given in such manner, shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient; (ii) without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of asset-based  lenders disposing of similar property, but in any event Services Provider may sell on such terms as it may choose without assuming any credit risk and without any obligation to advertise or give notice of any kind except as set forth above; and (iii)
the proceeds of any such sale or disposition shall be applied first to the satisfaction of Services Provider's reasonable attorneys' fees, legal expenses, and other costs and expenses incurred in connection with the taking, retaking, holding, preparing for sale, and selling of the
Collateral, and second to the payment (in whatever order Services
Provider elects) of the Obligations.  After the application of all such proceeds, Services Provider will return any excess to Pledgor and Pledgor shall remain liable for any deficiency.  To the extent permitted by applicable laws, Pledgor waives all claims, damages and demands against
Services Provider arising out of the repossession, retention or sale of the Collateral, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Services Provider.

                7.2.3   Restrictions Imposed by Securities Laws.  Pledgor
understands that compliance with the Securities Laws may very strictly limit the course of Services Provider's conduct in the disposition of all or any part of the Pledged Securities in accordance with this Section 7, and may also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities may dispose of the same.
Pledgor understands that Services Provider shall be entitled to place all or any part of the Pledged Securities for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Pledged Securities for its own account, and that Services Provider shall be entitled to place all or any part of the Pledged Securities privately with a purchaser or purchasers who will represent and agree that they are purchasing the Pledged Securities for their own account for investment and not with a view to the distribution or sale thereof in violation of the Securities Laws, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which Services
Provider sells.

        8.      Power of Attorney.  Pledgor appoints Services Provider, or any other person whom Services Provider may designate, as Pledgor's attorney-in-fact, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other form of payment or security representing a portion of the Collateral that may come into
Services Provider's possession and to do all things necessary to carry out this Agreement.  Pledgor ratifies and approves all such acts of
Services Provider.  Neither Services Provider nor any other person designated by Services Provider as attorney-in-fact hereunder will be liable for any acts or omissions except in the case of gross negligence or willful misconduct on the part of Services Provider, nor for any errors of judgment or mistakes of fact or law.  This power, coupled with an interest, is irrevocable so long as this Agreement remains effective.

        9.      Termination of Agreement.  This Agreement shall continue in full force and effect until all Obligations have been fully paid and satisfied.  Upon termination of this Agreement, Services Provider shall surrender to Pledgor or other person legally entitled thereto, without recourse or warranty, all certificates evidencing and stock powers and other assignments in respect of the Pledged Securities and any other properties included in the Collateral which are in the possession of
Services Provider and have not been disposed of pursuant to Section 7.2 hereof.

        10.     Waivers, Amendments, Successors and Assigns.

                10.1    Waiver of Demand, Presentment and Notice.  Pledgor
waives demand, presentment and protest of any instrument and notice thereof, notice of default and all other notices to which Pledgor might otherwise be entitled, except as otherwise specifically provided herein or in the Release and Assumption Agreement.

                10.2    Waiver of Failure or Delay.  Failure by Services
Provider to exercise any right, remedy or option under this Agreement or in any other agreement between the parties hereto, or delay by Services
Provider in exercising the same, will not operate as a waiver thereof.

                10.3    Written Waivers, Etc.  No waiver by Services Provider
will be effective unless it is in a writing signed by Services Provider, and then only to the extent specifically stated, and no waiver by
Services Provider on any occasion shall affect or diminish Services
Provider's right thereafter to require strict performance by Pledgor with any provision of this Agreement.

                10.4    Remedies Cumulative.  Services Provider's rights and
remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which Services Provider may have.

                10.5    No Oral Amendments.  This Agreement cannot be
changed or terminated orally.

                10.6    Right to Assign.  Services Provider shall have the
right to assign this Agreement and to transfer, assign or sell participations in its interests hereunder from time to time in connection with any sale, assignment, transfer or other disposition of the Note or any portion thereof, but Pledgor shall not be permitted to assign this
Agreement or any interest herein.

                10.7    Successors and Assigns.  All of the rights, privileges,
remedies and options given to Services Provider hereunder shall inure to the benefit of its successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the successors and assigns of
Services Provider and Pledgor.

        11.     General Provisions.

                11.1    Further Acts, Etc.  Pledgor agrees to do such further
acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Services Provider may at any time reasonably request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof or in order better to assure and confirm unto Services Provider its rights and remedies hereunder.

                11.2    Section Headings.  Section headings used herein are for
convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                11.3    Severability.  Wherever possible, each provision of
this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                11.4    Payment of Taxes.  If Pledgor fails to pay any taxes,
assessments or governmental charges levied or assessed or imposed upon or with respect to the Collateral, or otherwise fails to pay any amount necessary for the protection and preservation of the Collateral securing the Obligations, Services Provider may pay same at Services Provider's option, together with interest and penalties, and the amounts so paid shall be added to the Obligations, and be payable, with accrued interest thereon, in the manner prescribed in the Release and Assumption
Agreement.

                11.5    CHOICE OF LAW.  IT IS THE INTENTION OF THE PARTIES
HERETO THAT THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A.
(IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY
OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION
AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO.  EXCEPT
AS SET FORTH BELOW, THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY
PROVISION OF THIS AGREEMENT ARISING OUT OF OR BASED UPON THIS AGREEMENT
OR THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES HERETO SHALL BE BROUGHT
IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF
CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF
SANTA CLARA, CALIFORNIA, U.S.A.  EACH PARTY HEREBY AGREES THAT SUCH
COURTS SHALL HAVE IN PERSONAM JURISDICTION AND VENUE WITH RESPECT TO SUCH
PARTY, AND EACH PARTY HEREBY SUBMITS TO THE IN PERSONAM JURISDICTION AND
VENUE OF SUCH COURTS.  IN ADDITION TO THE FOREGOING JURISDICTION,
SERVICES PROVIDER, AT  ITS SOLE OPTION, MAY COMMENCE ANY SUCH SUIT IN ANY
JURISDICTION IN WHICH PLEDGOR HAS AN EXECUTIVE OFFICE.

                11.6    Survival of Representations and Warranties.  Pledgor
covenants, warrants and represents to Services Provider that all of
Pledgor's representations and warranties contained in this Agreement shall be true at the time of Pledgor's execution of this Agreement, shall survive the execution, delivery and acceptance thereof by the parties hereto and the closing of the transactions described herein or related hereto, and (except to the extent that they shall be untrue solely as a result of transactions permitted by this Agreement or the Release and
Assumption Agreement or otherwise consented to by Services Provider)
shall be true from the time of Pledgor's execution of this Agreement until the termination of this Agreement as provided in Section 9 hereof.

                11.7    Survival of Rights, Duties, Etc.  No termination or
cancellation (regardless of cause or procedure) of the Release and
Assumption Agreement or the Note shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Collateral, or (iii) any of
Pledgor's undertakings, agreements, covenants, warranties and representations contained in this Agreement, and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Obligations of every nature whatsoever shall have been fully paid and satisfied.

                11.8    Services Provider's Right to Take Action With Respect
to Collateral.  As between Services Provider and Pledgor, Services
Provider may, in its sole discretion, (i) exchange, enforce, waive or release any security or portion of the Collateral, (ii) apply such security or any proceeds of the Collateral and direct the order or manner of sale thereof as Services Provider may, from time to time, determine, and (iii) settle, compromise, collect or otherwise liquidate any such security or Collateral for the Obligations in any manner following the occurrence of an Event of Default and during the continuance thereof, without affecting or impairing Services Provider's right to take any other further action with respect to any security for the Obligations or any part thereof.

                11.9    Payments.  Services Provider shall have the continuing
and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations.  To the extent that Pledgor makes a payment or payments to Services Provider or Services Provider receives any payment or proceeds of the Collateral for Pledgor's account, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such Services Provider.

                11.10   Legal Remedy Inadequate.  Pledgor recognizes that, in
the event Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Services Provider; therefore, Pledgor agrees that Services Provider, if Services Provider so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                11.11   Notices.  Whenever any party hereto desires or is
required to give any notice, demand, or request with respect to this
Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered at the time stated
below if deposited in the United States mails, registered or certified and return receipt requested, with proper postage prepaid, or if delivered by courier or sent by facsimile transmission, telex, telegraph or cable or other similar electronic medium, addressed as indicated on the signature page hereof.  If sent by telegraph, cable, telecopy or facsimile transmission, a conformed copy of such notice shall be sent by mail (in the manner provided above) to the addressee; however the failure to send such copy by mail shall not make the notice defective unless the originally transmitted notice is not actually received.  Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as indicated by the addressee's registry or certification receipt or at the expiration of the fourth (4th) business day after the date of mailing, whichever is earlier in time.  Either party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.  Nothing contained in this Section or otherwise in this Agreement shall excuse any party from giving oral notice when prompt notification is appropriate, but any oral notice which is so given shall not satisfy the requirement of written notice as specified in this Section 11.11.

                11.12   Indemnity.  Pledgor agrees to indemnify Services
Provider from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Services Provider in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws,  which is threatened, instituted or conducted by any governmental agency or instrumentality or any other person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Services Provider is a party thereto.

                11.13   Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove written.

PLEDGOR:

PORTOLA COMPANY IV LLC

By:     /s/ Jack L. Watts
        ------------------
Name:   Jack L. Watts
Title:  General Manager

SERVICES PROVIDER:

PORTOLA PACKAGING, INC.

By:     /s/ James A. Taylor
        --------------------
Name:    James A. Taylor
Title:   President and Chief
         Operating Officer